                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 31, 2002
                                                --------------------------------

                            PSF GROUP HOLDINGS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                        333-64180                        43-1818535
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission                    (IRS Employer
    of incorporation)           File Number)                 Identification No.)

423 West 8th Street, Suite 200, Kansas City, Missouri             64105
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code     (816) 472-7675
                                                  ------------------------------

                                      None
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. Change in Registrant's Certifying Accountant.

     The Board of Directors of PSF Group Holdings, Inc. (the "Company") approved the appointment of Deloitte & Touche LLP ("Deloitte") as the Company's auditors.
The appointment of Deloitte is effective as of May 31, 2002.

     During the fiscal years of the Company ended March 30, 2002 and March 31,
2001, and through May 31, 2002, the Company did not consult with Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of
Regulation S-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PSF GROUP HOLDINGS, INC.
                                         ---------------------------------------
                                                  (Registrant)

DATE: May 31, 2002                       /s/ Stephen A. Lightstone
                                         ---------------------------------------
                                         Stephen A. Lightstone
                                         Executive Vice President,
                                         Chief Financial Officer and Treasurer

                                       3